AMERICAN PENSION INVESTORS TRUST

YORKTOWN TREASURY ADVANCED TOTAL RETURN FUND

Supplement dated September 8, 2020

to the Prospectus and the Statement of Additional Information

dated September 8, 2020

Matters With Respect to the Offer and Sale of Fund Shares

Yorktown Treasury Advanced Total Return Fund is not currently offered for sale.

Investors should retain this supplement for future reference.